Listing Report:Supplement No. 23 dated Aug 05, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 375133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$75.50

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2001	Debt/Income ratio:	31%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,360	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	TxSlugger8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SMALL BIZ, LOW COSTS, HIGH PROFITS
Purpose of loan:
This loan will be used to finance the logo design and website set up for an online baby boutique, that my wife and I have started!

My financial situation:
I am a good candidate for this loan because?we both have steady jobs with base salaries and monthly?bonuses and commissions.?

Monthly net income: $ 4000 after tax, but before bonuses

Monthly expenses: $
??Housing: $ 1535
??Insurance: $ 90
??Car expenses: $ 331
??Utilities: $ 150
??Phone, cable, internet: $ 175
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 413897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$347.98

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1990	Debt/Income ratio:	29%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$17,745	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	JohnyQuest	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	660-680 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	780-800 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Consolidate Dept.
Purpose of loan: Consolidate Loans
(explain what you will be using this loan for)

My financial situation: i have a 677 credit score. my financial situation is sound.
My credit shows that I have not missed a payment in over 20 years.
(explain why you are a good candidate for paying back this loan)

Monthly net income: $ 4000

Monthly expenses: $ 1244
??Housing: $0
??Insurance: $ 50
??Car expenses: $ 315
??Utilities: $ 0
??Phone, cable, internet: $ 111
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $ 318
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$83.15

Auction yield range:	8.27% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2005	Debt/Income ratio:	8%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,445	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	blndfld	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bath tube replacement
Purpose of loan:
This loan will be used to install new a bath tube and underling cement in our only bath room. We just got married and use most of our free cash and credit to do so, about 3000 dollars. We then discovered hair line cracks in our bath tube cause by the original builder of our townhouse not installing the tube properly. We have a 15 month old daughter (pictured with myself) who gets a bath in the tube every night. It creaks pretty badly when you shower and we really don't want it to start leaking into our living room. The Contractor my complex uses told us the job will cost 1600 plus 300 or so for a venting fan which is badly needed to prevent mold build up on the sheet rock.

My financial situation:
I work as a computer engineer at IBM, I am young and underpaid for my work load and thus at have survived all layoffs with no more expected in the near future due to the importance of my project. I have some CC debt that I need to pay off, but i also have about 400 a month in free cash flow to commit to paying it. This loan will be paid slowly while i focus on paying off my CC first.
$2000 on cap one at 3.99% apr for the life of the balance$2000 on HSBC master card at 12.99% variable

Monthly net income: $ 4072

Monthly expenses: $
??Housing: $1140 Mortgage, PMI, home owners insurance, tax
??Insurance: $200 This should be dropping in October with my 2 speeding tickets
??Car expenses: $284 car payment, $150 Gas
??Utilities: $90 avg gas,$60 electric, $30 water, $192 association fees
??Phone, cable, internet: $140
??Food, entertainment: $700
??Clothing, household expenses $400
??Credit cards and other loans: $400 including this loan
??Other expenses: $60 daughters 529, $200 buffer cash
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.50%	Starting borrower rate/APR:	15.50% / 17.68%	Starting monthly payment:	$279.29

Auction yield range:	4.27% - 14.50%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1980	Debt/Income ratio:	54%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	28 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$76,974	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	moeller02	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,900.00	< mo. late:	0 ( 0% )	680-700 (Jan-2008)
Principal balance:	$5,495.98	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay on?off my 401k?loan. This will then give me?the opportunity to borrow from my 401k account an pay off several credit cards. This will improve my cash flow by?$780.00 a month.

My financial situation:
I am a good candidate for this loan because I currently have a Prosper loan. I have been making payments on this loan for 18 months. I have never been late or missed a payment on any on my bills.??

Monthly net income: $ 6,750

Monthly expenses: $
??Housing: $ 1,162
??Insurance: $ 88
??Car expenses: $ 213
??Utilities: $ 175
??Phone, cable, internet: $ 90
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1999	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	7	Length of status:	2y 7m
Amount delinquent:	$130	Revolving credit balance:	$652	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	helpmywedding	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 97% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 3% )	540-560 (Mar-2008) 540-560 (Feb-2008) 560-580 (Jan-2008) 540-560 (Nov-2007)
Principal balance:	$211.36	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Down payment for car loan
Purpose of loan:
This loan will be used to put a down payment on a car. I will be starting a new job teaching in September and need to buy a car to get to work.?

My financial situation:
I am a good candidate for this loan because I pay my bills on time and the loan is not too large - I've paid for my school?through waitressing and my husband works in the finanical services industry with a steady job.? I am also trying to strengthen my FICO score with this loan so that?we can buy a house in the next three years. As you can also see, I have made all payments to a Prosper loan I took out 3 years ago.?

Monthly net income: $
From my husband's job:? $5700
(My new job in the fall will pay 38k per year)

Monthly expenses: $
??Housing: $?2400
??Insurance: $?160
??Car expenses: $?332
??Utilities: $?275
??Phone, cable, internet: $ 150
??Food, entertainment: $?750
??Clothing, household expenses $ 250
??Credit cards and other loans: $?200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419315
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.27%	Starting monthly payment:	$73.36

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1997	Debt/Income ratio:	38%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$33,409	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	steven03	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-600 (Jan-2008) 600-620 (Nov-2007) 600-620 (Oct-2007) 600-620 (Aug-2007)
Principal balance:	$1,756.31	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
consolidate credit cards
Purpose of loan:
Consolidate credit cards
My financial situation:
I pay too much interest, I always pay my bills on time, and Im current with all my payments
Monthly net income: $
3208

Monthly expenses: $
??Housing: $ 800
??Insurance: $?54
??Car expenses: $691
??Utilities: $ 200
??Phone, cable, internet: $?100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419327
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 28.90%	Starting monthly payment:	$39.76

Auction yield range:	11.27% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1978	Debt/Income ratio:	19%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	23y 7m
Amount delinquent:	$0	Revolving credit balance:	$12,424	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	funlovinmomx2	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,100.00	< mo. late:	0 ( 0% )	740-760 (Jul-2007)
Principal balance:	$2,252.49	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
I Need a Vacation!
Purpose of loan:
To go on a vacation!? I purchased my new home last year after being a renter for over 20 years!? With a new home, of course, came my mortgage payment which is twice what I was paying for rent.? It would be so nice to be able to have this money for a much needed vacation!? Thanks to everyone in advance who can help!

My financial situation:
I am an excellent candidate for this loan because I have a great job as a legal assistant and have worked at my place of employment for over 23 years.?I have always paid my financial obligations on time.?I have a loan that will be paid off in October, so I will have an additional $180 monthly.?

I am a return borrower to Prosper because I had a very successful experience in getting my first loan over two years ago.? I have one year left on that loan, and I have never missed a payment!

Monthly net income: $ 2,900

Monthly expenses: $?2,676
??Mortgage (includes PITI): $?1,414
??Car expenses: $ 80 (gas); $40 (car insurance)
??Utilities: $?100
??Phone, cable, internet: $ 125
??Food, entertainment: $?200??
? Clothing, household expenses $?40
??Credit cards and other loans: $?677 (after October, total would be $497)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$77.57

Auction yield range:	11.27% - 26.00%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1989	Debt/Income ratio:	17%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,027	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	0
Screen name:	j_man	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 640-660 (Mar-2008)
Principal balance:	$4,171.06	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Family Vacation
Purpose of loan:
This loan will be used to take my family of 5 on a much needed vacation.

My financial situation:
I've worked for the same employer for 12 years and have a steady dual income household. I have a current prosper loan I used to consolidate debt that is paid on time every month.

Thanks for the help!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1990	Debt/Income ratio:	61%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,018	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	reasonable-principal	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to? pay off a credit card that just lowered my credit limit.?

My financial situation:
I am a good candidate for this loan because I understand the value of good credit. This loan is to help me allieviate my expenses and maintain my good current credit rating.?Asking for a loan from people who work very hard daily?to be?good responsible consumers, is something I take very seriously.?I apprieciate any assistance from a prospective lender.?

Monthly net income: $ 1100

Monthly expenses: $ 830
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 30
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: Child's school Tuition $ 295
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$273.03

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1989	Debt/Income ratio:	37%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	54	Length of status:	13y 9m
Amount delinquent:	$4,368	Revolving credit balance:	$68,285	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	benefit-magnitude	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying credit card debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 10500.00

Monthly expenses: $
??Housing: $ 2900
??Insurance: $
??Car expenses: $?600
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 800
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.79%	Starting borrower rate/APR:	28.79% / 31.15%	Starting monthly payment:	$83.58

Auction yield range:	8.27% - 27.79%	Estimated loss impact:	7.17%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1989	Debt/Income ratio:	31%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	20 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$94,652	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dalres882208	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	660-680 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	660-680 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Helping family
I am a very reputable individual with a very well paying job. I have been employed at the same company for 6 years and hold a fairly prestigious position. I am in a position of "starting over" in my personal life, however. I recently divorced and inherited a relatively large amount of credit card debt as a result. These debt payments are manageable, but I recently found out that?my parents need some assistance?with some medical bills that have recently become due.

My "long term" plan is to withdraw some money?from my 401K to pay these bills as well as pay down my debt. Unfortunately I was just informed?that this option will take a few weeks to come to fruition.

Monthly cash flow is not an issue;? I have always paid all of my bills on time, including a loan from Prosper I obtained 2 years ago. I have no late payments on my credit. I have over $120K in my retirement plans but my goal is to withdraw as little as possible from these plans.

This bridge loan will help me immensely.

Thanks in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.96%	Starting borrower rate/APR:	32.96% / 35.38%	Starting monthly payment:	$683.38

Auction yield range:	11.27% - 31.96%	Estimated loss impact:	10.81%
Lender servicing fee:	1.00%	Estimated return:	21.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1992	Debt/Income ratio:	42%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	17y 3m
Amount delinquent:	$0	Revolving credit balance:	$22,230	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	davlbrwn	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008)
Principal balance:	$7,890.94	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying off my credit cards
Purpose of loan:
the first loan did not cover all credit card debt
paying off my credit cards debit get out of 33% intrest
My financial situation:
I am a good candidate for this loan because??
i would like to get all credit card on one fix intrest rate i have keep all my payment current?can?turn my debt payment $1500. to loan

Monthly net income: $
$4500.00
Monthly expenses: $
??Housing: $ 350.00
??Insurance: $ 48.00
??Car expenses: $ 60.00
??Utilities: $ 65.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 00.00
??Credit cards and other loans: $ 1500.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.40%	Starting monthly payment:	$94.38

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1995	Debt/Income ratio:	9%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,860	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kmk_lender	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008) 720-740 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
Credit Card Debt Consolidation
Purpose of loan:
This loan will be used to pay off my remaining credit card debt.

I am a good candidate for this loan because I have received a Prosper loan in the past and was able to pay it off in full with no late payments. I have been rated a 9 on the prosper rating system making me a very safe candidate for a loan. I also have plenty of excess income every month to take on a loan payment and with this loan, all my credit card debt will be paid off.

Monthly net income: $ 3500

Monthly expenses: $ 1656
??Housing: $1100
??Insurance: $0
??Car expenses: $60 (gas)
??Utilities: $45 (electric, gas included in rent)
??Phone, cable, internet: $51
??Food, entertainment: $150 (groceries) $200 (entertainment
??Clothing, household expenses $
??Credit cards and other loans: $50 (will be $0 with this loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 14.66%	Starting monthly payment:	$501.95

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1994	Debt/Income ratio:	14%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$23,147	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bold-dedicated-moola	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay down credit card debt that has been accumulated over the past 10 years or so to pay for all the things you get hit with at the beginning of life: primarily, the costs of raising three children, currently ages 8, 6 and 4. We're in a great situation to pay down this bit of debt and have no more debt hanging over our heads, aside from our mortgage, which we're comfortable with. We're no longer making car payments, the children are leaving the "day-care" years, and we want to hunker down and save more for college. Eliminating this debt will allow us to do so.

My financial situation:
I am a good candidate for this loan because we're currently paying more than what this loan would cost each month to credit card companies. Rather than continuing to pay interest to the credit card companies, I'd like to just pay one fixed payment each month for a few years to eliminate this debt. I have been at the same company since 1995, and currently have a well-paying, solid management position at one of the country's best newspaper Web sites. Prosper does not allow you to include your spouses income in these loan applications, but she also has an excellent secure job, the same one she has had since 2002. We have been happily married since 1995, and have never missed a payment on anything, from the mortgage to car payments (four paid off since 1993) to the electric bill.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$362.88

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2001	Debt/Income ratio:	43%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,021	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vmay83	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me consolidate please : )
Purpose of loan:
This loan will be used to consolidate my credit card debt that I had accumulated while I was attending school full time.

My financial situation:
I am a good candidate for this loan because I am?working so I will definantly pay you back!!? I recently moved back home so I could save more money and work on bringin down my credit card debit at a faster pace.? Unfortunatly, with the economy being as bad as it is, for some reason my interest rates have shot up from 8.99% to 32.99%. Crazy, I know! With the rates as high as they are now I am having trouble paying even the minimum.? My intention for this loan is to have one single payment, plain and simple. I am reliable person, who is a hardworker, all I want to do is be credit card FREEEEEEE!!? Will someone please consider me?

Monthly net income: $??2000??????

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 275
??Utilities: $ 0
??Phone, cable, internet: $ 65
??Food, entertainment: $
??Clothing, household expenses $?
??Credit cards and other loans: $
??Other expenses: $ trying to live as simple as possible so I can work on getting rid of cy credit card debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$814.25

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1993	Debt/Income ratio:	35%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$23,081	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Chitowngal74	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,200.00	< mo. late:	0 ( 0% )	660-680 (Oct-2008) 640-660 (Aug-2008) 640-660 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Pay down high rate credit cards
Purpose of loan:
Paydown high interest rate credit card at BOA.?

My financial situation:
Have been paying on time, paying balances better, better job, more mature.?

Monthly net income: $ 3300.00.?

Monthly expenses: $
??Housing: $ 1300.00
??Insurance: $ 80.00
??Car expenses: $?375.00
??Utilities: $?100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 638.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2001	Debt/Income ratio:	11%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,243	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	spitfirefury	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 660-680 (Feb-2008)
Principal balance:	$1,982.04	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Payoff Previous Prosper Loan
Purpose of loan:
This loan will be used to pay off an existing?open loan I have?here on prosper.? I have been up to date with all my payments and will continue to be.? Payments have been set up?for automatic?withdrawl from my bank account but have paid them a few weeks ahead of time when I had the opportunity to.? ?

My financial situation:
If you look into my previous loan not much has changed.? I got the raise with the new contract which brought me up to $20.35 an hour.? On average I bring home $572 a week and am currently working on paying off one credit card which I went a little crazy with to pay for my continued education in the sport of skydiving.? I have about $800 left to pay on a student loan and about $2500 on the card.?

I currently pay $103.75 a month to my existing Prosper loan.? This new loan will help reduce that to hopefully $80-85 a month.

I haven't changed my investing strategy much since the last listing.? I switched alot of the cash flow over to Lendingclub.com while prosper was in it's quiet mode but due to my still low credit score, I'm not able to meet the standards on lendingclub.?

In an nutshell, this loan will be used to pay off the existing balance on my previous loan and lower the monthly payments for me.? I will maintain the same payment habits and will pay a little more into the payments when I can.? I just want to reduce the payment on a short term note so I can reduce my other liabilities as well.

Thank you for your assistance in meeting my goals.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	19.39%	Starting borrower rate/APR:	20.39% / 22.63%	Starting monthly payment:	$74.73

Auction yield range:	6.27% - 19.39%	Estimated loss impact:	5.34%
Lender servicing fee:	1.00%	Estimated return:	14.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	13y 10m
Amount delinquent:	$0	Revolving credit balance:	$42,685	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	power-exec0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
UPGRADE PATIO/PORCH
Purpose of loan:
This loan will be used to upgrade the patio and porch.? I own a duplex and live in one half.? This summer is starting out very hot.? The improvements will help keep the house cooler.? This will save on electricity.

My financial situation:
I am a good candidate for this loan because I pay all of my bills on time.?I have had to use credit, due?to the?economic downturn but will soon have the ability to return to cash payments. ?I will be receiving a small inheritance when my parents' home is sold, at which time I can pay off my bills.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419425
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.27%	Starting borrower rate/APR:	13.27% / 15.42%	Starting monthly payment:	$169.12

Auction yield range:	11.27% - 12.27%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	2.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1998	Debt/Income ratio:	68%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$29,813	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Riverine	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	720-740 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
pay off truck loan
Purpose of loan:
This loan will be used to pay off a auto loan into a lower monthly payment,? allowing me to focus on paying off high interest cards and creating a savings portfolio.
this loan will pay off a 417.00 loan into a low monthly payment of apr 165.00 per month saving nearly?250 a month and paying proser members interest instead of banks.... Thanks Prosper...

My financial situation:
I am a good candidate for this loan because im military with good standing for 10 years and i pay all my bills, looking to get my life savings built up to move up to a new home in a few years.
Second prosper Loan...? also a prosper lender.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 850.00
??Insurance: $ 200.00
??Car expenses: $ 417 auto loan to be paid off by this loan
??Utilities: $ 0? paid by roommate
??Phone, cable, internet: $ paid by roomate
??Food, entertainment: $? 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $? 700.00?making more than min...
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	4	Total credit lines:	34	Length of status:	1y 7m
Amount delinquent:	$1,604	Revolving credit balance:	$40,597	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	najasway	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tea Business-Growth and Development
Purpose of loan:
This loan will be used to purchase inventory for our line of organic teas, to prepare for upcoming trade shows (Western Food Service & Hospitality Expo) and for marketing materials for new and prospective customers

My financial situation:
I am a good candidate for this loan because I understand what it means to be a lender to assist someone in building their passion.?

Monthly net income: $
$3800.00
Monthly expenses: $
??Housing: $ 1650
??Insurance: $ 120.00
??Car expenses: $ 465.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 23.24%	Starting monthly payment:	$282.52

Auction yield range:	17.27% - 18.99%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1989	Debt/Income ratio:	34%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	22	Length of status:	10y 7m
Amount delinquent:	$60	Revolving credit balance:	$11,491	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gourd1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off debt
Purpose of loan:
This loan will be used to? consolidate credit card debt currently paying $300 monthly

My financial situation:
I am a good candidate for this loan because? I pay my debts I would like an oppurtunity to payoff debt and improve my credit and purchase a home in the future

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 112
??Car expenses: $ 550
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$323.83

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1995	Debt/Income ratio:	13%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,938	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	48%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	larocita	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$737.44	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
2nd loan, single mom home repairs
Purpose of loan:
This loan will be used for home repair.? Money will be used to repair settling damage to the middle of the front porch?($3,000), replace a broken window in the living room ($800),?living room and dining room floors?refinished ($2,500)?and update the bathroom ($1,200).? All of these are repairs that I had to put off when I was in school and am really looking forward to getting them completed.?

My financial situation:
I am a good candidate for this loan because?I am well employed as a nurse.? (RN - Registered Nurse $20.25/hr, $2.80/hr evening shift, $1.50/charge nurse diff and all the overtime that I am willing to volunteer for).? I have a property management company that I started in 1997 ($850/mo net), and am a real estate investor ($1,640/mo - all housing exenses listed below are for this 4 unit building where I live in one of the units - so I essentially have very low housing costs).? I receive $800/mo in child support for my son.

I declared bankrupcy (2004) in order to return to school as a single mom.? I did this to "buy time" from home lenders to divest 26 units of rental property so that I could have time to sell them in a slow economy versus foreclosure when tenants started losing jobs in record numbers.? I sold the houses for my mortgage balances, not at a profit, just to have the houses not "sell short".? The lenders did not lose a penny.?

I have a?680 credit score that does not reflect in my rating because of the bankrupcy.? I pay all bills on time.? The delinquincy listed is a reporting error from a second mortgage that was sold to another mortgage lender.? They have removed the balance, but not the mark, though it was their reporting error.? I am still working on having this corrected.

Monthly net income: $5,725

Monthly expenses: $4,230
??Housing: $618? (mortgage balance $72,000,?2009 tax appraisal $178,000) 5 bedroom, 4 bath house divided into 4 studio apts
??Insurance: $36 house
??Car expenses: $500 pymt and ins, 150 gas and maint
??Utilities: $525
??Phone, cable, internet: $150
??Food, entertainment: $500
??Clothing, household expenses $150
??Credit cards: $200
? Nanny:? $435
? Student Loans:? $230?
??Other expenses: $650 misc

Current Credit Card Debts and Interest Rates:? (Lender/Payment/Total/Interest Rate)
? Sears?????????????????? $10.57???????? $344.57?????????? 20.47%
? Capital One?????????? $44????????????$1458.10????????? 17.9%
? Household????????????$15????????????? $138.49????????? 15.99%
??Prosper Loan??????? $34.13???????? $762.01??????????16.03%
??Bank Cash Line???? $7.05????????? $507???????????????15.99%
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2003	Debt/Income ratio:	20%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	27	Length of status:	3y 5m
Amount delinquent:	$376	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kadensauntie	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 90% )	640-660 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 10% )	640-660 (Aug-2008)
Principal balance:	$1,214.58	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Extensive Dental Work
Purpose of loan:
This loan will be used to pay for extensive dental work that I need.? I did not enroll in dental insurance when I began my job in March 2006 so when I went to add it after having a lot of tooth pain and infection, I would have to wait at least a year since I would be a late entry.? I am currently in need of two root canals and crowns after suffering from infection.? The procedures that I need are not within my budget to pay all at once.

My financial situation:
I am a good candidate for this loan because I make enough to make monthly payments on the loan.? I also currently have a prosper loan in good standing.

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 300
??Car expenses: $ 300
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$323.83

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1996	Debt/Income ratio:	35%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	21y 3m
Amount delinquent:	$0	Revolving credit balance:	$64,569	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	the-note-paradise	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$3,066.97	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
PAYING OFF DEBT
Purpose of loan:
This loan will be used to?Pay?Off a Credit Card?

My financial situation:
I am a good candidate for this loan because?I?have paid my bills on time and this will be no exception?

Monthly net income: $ 8000

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	25	Length of status:	1y 0m
Amount delinquent:	$5,837	Revolving credit balance:	$0	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	4
Screen name:	green-adorable-compassion	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Marketing and Product Expenses
Purpose of loan:
This loan will be used to?
Marketing and Business Expenses and earnest deposits for acquiring Real Estate Property to flip to endbuyers/investors
My financial situation:
I am a good candidate for this loan because, I am honest, hadworking and focused business person with set financial goals to accomplish

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 143
??Car expenses: $?149
??Utilities: $?80
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 100
??Other expenses: $ 225
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1990	Debt/Income ratio:	10%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	34	Length of status:	3y 0m
Amount delinquent:	$12,057	Revolving credit balance:	$415	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	50	Homeownership:	No
Inquiries last 6m:	0
Screen name:	a-return-raker	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GETTING IT TOGETHER
Purpose of loan:
This loan will be used to? get my life back on track, an help me be a better role model for my daughter.? Several years ago I was abruptly discharged from the USAF after honorably serving for?15 1/2 years.? I recieved no severance or pension an began to struggle with civillian life.??Admittedly I have spent a few years feelling sorry for myself an expressing this to others.? I have fortunately?now realized that no one ?feels your pain an you have to?recover.? I feel that while serving for my country an even now I am a good person that deserves an?oppurtunity to get it corrected.

My financial situation:
I am a good candidate for this loan because? prior to the last few?years, I handled my finances?resposibly, an paid?my debts.??A negative trend was started only after I?was seperated from the USAF.???????

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 90
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
Credit cards and other loans: $ 50
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1979	Debt/Income ratio:	58%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$73,687	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	green-graceful-asset	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairs
Purpose of loan:
This loan will be used to? Repairs
My financial situation:
I am a good candidate for this loan because? I have an excellent credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419459
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 24.96%	Starting monthly payment:	$37.75

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1993	Debt/Income ratio:	46%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$22,564	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	goodhearted-money	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ecological New Media Start-Up
Purpose of loan:
This loan will be used to fund photographic prints, a sign and business cards. Mispillion Ink will sell rare photographs of the Mispillion River Lighthouse, which was destroyed by lightning in 2002, at the Mispillion River Festival in Milford, Del., in September. A raffle for four of the five images we plan to copy and sell raised $10,000 for lighthouse restoration in 2001, before the lighthouse burned.

My financial situation:
I am a good candidate for this loan because I have a steady income in the education field. My wife and I, Mispillion Ink founders, share more than 25 years of award-winning experience, as photographers, writers, editors and managers in print, radio and television journalism. As the former editor of the largest newspaper within the Mispillion River watershed, I understand the community and its interests well, and enjoy many deep connections with business people who may resell our prints.

Monthly net income: $ 2,500

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 45
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 120
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 500
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	23.02%	Starting borrower rate/APR:	24.02% / 26.31%	Starting monthly payment:	$981.08

Auction yield range:	8.27% - 23.02%	Estimated loss impact:	7.55%
Lender servicing fee:	1.00%	Estimated return:	15.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1982	Debt/Income ratio:	32%
Credit score:	780-800 (Aug-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$121,082	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	refined-compassion9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
End ridiculous credit card interest
Purpose of loan:
This loan will be used to pay off and consolidate 3 credit cards into one monthly payment.? I have excellent credit, yet credit card have raised my interest rates for no reason.? The accounts paid off will be closed permanently.

My financial situation:
I am a good candidate for this loan because I have been continuously employed since graduating law school in 1983, and now work for and am advancing in rank in a prestiguous law firm.? My employment is steady witl income increses likely annually for many years to come.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$152.76

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2001	Debt/Income ratio:	29%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	16	Length of status:	0y 10m
Amount delinquent:	$167	Revolving credit balance:	$2,685	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ethical-transaction	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of credit - need new car
Purpose of loan:
This loan will be used to pay off my last credit card and put a down payment on a new car

My financial situation:
I am a good candidate for this loan because I have a job, and was recently promoted to supervisor for my warehouse.? I take care of my wife and kids - in fact purchased a house last month which used the last of my cash reserves - but am having serious car issues, but cant afford to just up and buy a new car.? Also, would like to pay off the last credit card, which since I have had children seems harder and harder to do.

Monthly net income: $ 2580

Monthly expenses: $
??Housing: $ 520
??Insurance: $ 100
??Car expenses: $100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2002	Debt/Income ratio:	30%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$156	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	britches9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt to consolidate
Purpose of loan:
To consolidate all debt

My financial situation:
I am?finacially stable.??But due to moving I have come to some debt with many deposits for lifes necessities.??I have?looked over my finances and?I can?manage a loan of this kind?into my budget.
I do however need a loan in order to catch up with my bills.?

Monthly net income: $ 1400

Monthly expenses: $
??Housing: $ 737.00????
??Insurance: $ 32.00
??Car expenses: $ own????
??Utilities: $ 180.00
??Phone, cable, internet: $?100.00
??Food, entertainment: $?100.00
??Clothing, household expenses $ 100.00?
??Credit cards and other loans: $ 10.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	18 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,270	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	power-legend1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PURCHASE RENTAL PROPERTY
Purpose of loan:
This loan will be used to purchase a rental property to add to my current rental property portfolio.? The property will cashflow after all the bills are paid including the prosper loan.?

My financial situation:
I am a good candidate for this loan because my full time job is a real estate investor.? I also have a second job as a nurse.? My income will more than pay for this loan,? so there should be no worries.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$74.32

Auction yield range:	17.27% - 18.99%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	13	Length of status:	7y 10m
Amount delinquent:	$274	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	resplendent-greenback	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to Pay Taxes
Purpose of loan:
This loan will be used to? Pay IRS and State taxes.

My financial situation:
I am a good candidate for this loan because? I can afford loan payments based on income

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 0
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1996	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	2 / 1	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	16	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$446	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	LifeChangedInBlinkOfEye	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Job Accident changed life
Purpose of loan:
To consolidate my monthly debt to make it manageable during a lawsuit with my Employer who refuses to pay for an accident that happened on the job.

My financial situation:
I got injured on the job and my boss lied to the insurance company and said the accident never happened.? This caused the worker's comp insurance company to contest my claim.? I got a lawyer and provided videotape proof of not only my accident happening but of my Boss cleaning up the accident site.? Now the company knows they are in big trouble and have delayed things even further as a result.? I have not been fired, but I have not been paid for 4 months, nor have my medical bills been paid.? My job does not offer any "light duty positions" and I am limited in what I can look for as far as positions with other companies.

So basically, I cannot return to work without medical clearance but my company refuses to pay for the treatment that can get me back to work.? Right now, I just need to stop the bleeding so I can pay my bills while I find a job that fits within my physical limitations.? I tore my ACL and herniated a disk in my back.? I can work a desk job but those are hard to come by in today's economy.? Can anyone help out a man who is eager to get back into the work force and help me avoid having to file for bankruptcy?

Monthly net income: $ I have $6000 worth of back pay entitled to me thus far.? I make about $1100 a month from Ebay sales.

Monthly expenses: $
??Housing: $ 0?current employer provides free apartment
??Insurance: $ 0 out of work
??Car expenses: $ 100/month for gas
??Utilities: $ 0 utilities provided by employer
??Phone, cable, internet: $?150/month cell phone
??Food, entertainment: $ 300-food
??Clothing, household expenses $ 0
??Credit cards and other loans: $?1033
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$376.75

Auction yield range:	6.27% - 20.00%	Estimated loss impact:	5.35%
Lender servicing fee:	1.00%	Estimated return:	14.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1996	Debt/Income ratio:	33%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$48,150	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hope-candy	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt/Pay off Bills
Purpose of loan:
This loan will be used to pay off my debt/bills. It will help me out and reduce my debt and pay off some bills.

My financial situation:
I am a good candidate for this loan because I never filed for bankruptcy and I always pay my bills on time. I am employed for over 8 years at my day job and I bartend on the weekends (Friday night-Sunday) and I have been working there for almost 4 years now. I am trustworthy and dependable and I will pay everything on time. If you need any other information please feel free to email Thanks

Monthly income: $3900
Mortgage: $1620
Association: $126
Phone,internet,cable: $140
Gas $25
Electricity $ 70
Loans/CC: $700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.62%	Starting borrower rate/APR:	22.62% / 24.89%	Starting monthly payment:	$385.12

Auction yield range:	8.27% - 21.62%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1988	Debt/Income ratio:	95%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,868	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Njerseygirl	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	800-820 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	820-840 (Jul-2008)
Principal balance:	$2,878.91	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
"Buying A Good Used Car"
Purpose of loan: If the picture attached to this listing is familiar to the "Prosper Family", it is.? I had submitted? a listing in July not realizing that only my income would be taken into consideration.? I thought it was "total annual income."? I am now re-listing my loan application.
My 1994 Oldsmobile Cutless still has over 200,000 miles on it and my mechanic is still telling me I better stay close to home and keep "AAA" on speed-dial.
I needed new tires and they could not get the rims off.? They pried them off and now the rims will not stay on and the list goes on.
The "Cash for Clunkers" unfortunately did not apply to me.? It was for a "Supreme" not a "Cutless".?
As I stated previously, I have saved money for down payment, I do not think they will give me anything on a "trade-in".? I am not looking for a new car.? I just would like a safe and dependable car that will get me to where I need to go and back.

Your consideration would be greatly appreciated.?

My financial situation:
I am a good candidate for this loan because although I am retired, I still add extra income to the household with eBay and garage sales.? I pay my bills on time and have another Prosper loan which has been paid every month on time.? I do have one credit card with a balance a little over $1,000.? I will be paying that off and the only money I would owe would be to Prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$144.61

Auction yield range:	14.27% - 17.00%	Estimated loss impact:	14.75%
Lender servicing fee:	1.00%	Estimated return:	2.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1990	Debt/Income ratio:	18%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	virtuous-payment	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lowering my Debt
Purpose of loan:
This loan will be used to pay an existing creditor of mine, who?will not work with me to reduce the current 25% APR that exists on my?current debt.

My financial situation:
I am a good candidate for this loan because I work for EDS (now HP), which is a Fortune 500 Company. I have been with my company for 15 years and have a solid work and salary background. Any delinquincy that might show on my credit reports is due to divorce proceedings. I am currently back on my feet financially and able to make my necessary monthly payments, but just need a lower APR % on this loan than the current 25% APR I am currently paying.

Monthly net income: $ 1180.00

Monthly expenses: $
??Housing: $ 850.00
??Insurance: $ 73.32
??Car expenses: $ 377.53
??Utilities: $?123.77
??Phone, cable, internet: $ 195.48
??Food, entertainment: $?350.00
??Clothing, household expenses $ 55.00
??Credit cards and other loans: $ 700.00+
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1963	Debt/Income ratio:	19%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	10y 1m
Amount delinquent:	$94	Revolving credit balance:	$6,673	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	46	Homeownership:	No
Inquiries last 6m:	0
Screen name:	caternut	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-640 (Sep-2007)
Principal balance:	$1,774.72	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Need tires before blowout!!!
Purpose of loan:
This loan will be used to? buy new tires for my Jeep Liberty.? I have no spare and the tires on the car are nearly bald.

My financial situation: Is getting much better.?I need to stretch out my payments for bigger purchases like tires.
I am a good candidate for this loan because?I'll definitely be paying on time.? ?

Monthly net income: $ 3600.00

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 150.00????
??Car expenses: $ 130.00
??Utilities: $ 250.00
??Phone, cable, internet: $?400.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$302.24

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2005	Debt/Income ratio:	19%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$9,797	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	power-corps	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a business
Purpose of loan:
This loan will be used to start a small business.

My financial situation:
I am a good candidate for this loan because ive never been late on any payments of any sort.
The income suggested does not include my wifes income which is net around 1300 a month.

Monthly net income: $ my income 3000
????????????????????????????????????my wife is??? 1200

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 250
??Car expenses: $?400
??Utilities: $ 400
??Phone, cable, internet: $ 80
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$102.69

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1992	Debt/Income ratio:	6%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$319	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	0
Screen name:	relentless-return5	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Child Support
Purpose of loan:
This loan will be used to?Pay off a child support debt that I incurred as the parent of a child who was placed in the juvenile justice system for a crime (theft and misuse of my debit card) committed against me . I am the victim of the crime committed by my own child and have been re-victimized by the State of Ohio by forcing me to pay child support to the State for the custody of my child while serving time in the juvenile justice system for this crime. As the custodial parent, I have no recourse.

My financial situation: I am 17 months post bankruptcy discharge. Real estate was returned to the lender without foreclosure and properties have since been sold to new owners. I have since maintained 1 credit card in good standing and have paid on time as agreed since account opening. I am working full time at a non-profit organization with no health benefits or retirement and am currently seeking better employment.
I am a good candidate for this loan because? In the last 12 months I have had to move in with my parents to finish paying off all debt not included in this bankruptcy filing. Since that time, I have paid off $7,800.00 in debt and can show proof. The events having led up to the bankruptcy filing were primarily related to medical expenses not covered by insurance, and a home that did not sell due to the downturn in home sales. Prior to those events, I have always maintained a good credit rating with multiple lenders for over 20 years and my average credit score prior to this event was 680. Thank you for considering my request. I sincerely appreciate it!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 404972
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 36.62%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1996	Debt/Income ratio:	38%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,024	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	spenceme	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	700-720 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008) 660-680 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Surviving While Going to School
Purpose of loan:
This loan will be used to? get through school and eventually make more money.

My financial situation:
I am a good candidate for this loan because? I am a hard working parent with three young (ages?7 and?3 and 6 months) children.? I am teaching full-time and attending post-graduate school for my principal license.? I am continuing to advance my career to better support my family.? I am asking for this loan to help pay for school and support my family while going to school.? I plan to graduate in May 2010 and with this advance degree I will receive a significant pay raise (10,000-20,000 more per year).? I am in need of this loan to get me through.? My husband is working in the evenings so we can save on daycare costs.? Please help?us out if you can,?we really need your help and we are worthy of the money.

Monthly net income: $4000

Monthly expenses: $
??Housing: $1400
??Insurance: $100?
??Car expenses: $600
??Utilities: $ 250
??Phone, cable, internet: $150
??Food, entertainment: $600
??Clothing, household expenses $250
??Credit cards and other loans: $300
??Other expenses: $ 200 (preschool and other kids activities)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	34%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$57,185	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kind-useful-social	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Creating Beauty
HELP ME GET THE TRAINING I NEED TO BECOME A PROFESSIONAL HAIR STYLIST!

This request for financial assistance is to support a twelve-month Registered Apprenticeship program to prepare for the Colorado State Hairstylist Licensing Exam. My passion for this industry is founded in a life-long love for hair design and my professional experience as a marketing specialist in the natural hair care industry. I have discovered an opportunity to become a professional hairstylist through an amazing apprenticeship program in Broomfield, Colorado. A leading stylist and educator with over 20 years of experience as an internationally renowned innovator, business leader and inspirational artist founded this program which combines learning the fundamentals of hair design in a hands-on classroom environment with an active apprenticeship along side industry leaders. This apprenticeship will allow me to embark on a journey where the path is my own with guidance from compassionate, empowering leaders and mentors. This program provides a proactive way to engage in my future career goals. I am motivated to grow with mindfulness and I possess a willingness to pursue my passions for hair and beauty with dedication and responsibility. The environment of innovation, creativity and passion that I will be immersed in will fuel me as a contributor to a team of professionals committed to creating beauty for each and every client. Creating my future begins with not making excuses. I am dedicated to being the best version of myself that I can. I trust my loved ones and myself, along with those I?ve yet to meet, to continue to inspire me along the way.

I am an excellent candidate for this loan because the program I am attending will propel my career and enhance my ability to apply creativity and passion to future goals within an industry that I love. I am surrounded by support including my husband, my mom and the director of the program who are all giving me tremendous encouragement while I pursue this dream.

Thank you for your interest, and please contact me with any questions about myself, the program, and my personal goals toward becoming a professional hair stylist.

Monthly net income: $1,500

Monthly expenses: $ 1155
? Housing: $ 650
? Insurance: $ 75
? Car expenses: $ 150
? Utilities: $50
? Phone, cable, internet: $50
? Credit cards and other loans: $230

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417352
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,422.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	29.44%	Starting borrower rate/APR:	30.44% / 32.82%	Starting monthly payment:	$103.40

Auction yield range:	14.27% - 29.44%	Estimated loss impact:	16.05%
Lender servicing fee:	1.00%	Estimated return:	13.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2003	Debt/Income ratio:	54%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$20,088	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ballardneighbor	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	620-640 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 6% )	640-660 (Jan-2008)
Principal balance:	$2,962.30	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Paying off that last bit of plastic
Purpose of loan:
This loan will be used to?
Pay off most of the remainder of a high-interest Wells Fargo credit card.

My financial situation:
I am a good candidate for this loan because?
I have been steadily employed or in school for...well, my whole life;)? I am a responsible and honorable person, and even though I have moderately high debt, I have ALWAYS made on time payments and kept my responsibilities.

Monthly net income: $ 2000

Monthly expenses: $?1200
??Housing: $?0.00
??Insurance: $ 89.00
??Car expenses: $ 220???
??Utilities: $ 0
??Phone, cable, internet: $ 40
??Food, entertainment: $ 120
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 550
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417924
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1999	Debt/Income ratio:	22%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,273	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	11
Screen name:	green-chairman	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A good investment
Purpose of loan:
This loan will be used to make upgrades and remodel my family's Thai restaurant in Los Angeles. We have owned the restaurant for almost 10 years now. We pull in about $1200 a day before expenses and I think that an update to the design and interior will help us to attract more customers.

My financial situation:
I am a good candidate for this loan because the loan proceeds will be an investment in a solid and proven business.

Monthly net income: $ 3500

Monthly expenses: $ 1250
??Housing: $ 600
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$160.16

Auction yield range:	8.27% - 8.50%	Estimated loss impact:	8.17%
Lender servicing fee:	1.00%	Estimated return:	0.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1999	Debt/Income ratio:	29%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,898	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ATLANTA12	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	700-720 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (Mar-2008)
Principal balance:	$9,104.40	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
BUYING SHARES
Purpose of loan:
This loan will be used to?for buying some good shares?

My financial situation:
I am a good candidate for this loan because? I can repay entire money with interest because? I have source of income for life.

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $?825
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$244.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1988	Debt/Income ratio:	38%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	4y 3m
Amount delinquent:	$3,169	Revolving credit balance:	$1,424	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	AlmostDebtFree	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,200.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$4,879.67	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Orthodontics and final CC Payoff
Purpose of loan:
This loan will be used for orthodontics for two of my daughters as well as pay off a final credit card.

My financial situation:
I am a good candidate for this loan because I am already paying more than this loan would be monthly.? I currently have another Prosper Loan that I have paid on time every month since?July of 2008.?? In October 2007,?we signed up with a debt settlement company.? At that point we had never missed a payment?and had a good credit score in the low 700s.? We just had too many payments due to job loss in?2004.? The debt settlement company?instructed us to stop?making payments so they could help us settle.? At that time I did not know what it would eventually do to us.? I withdrew from the settlement company and began to contact the credit card companies.? I have paid off several with the previous?Prosper loan and I have a few more to payoff that I have been making monthly payments on.? I wanted to clear up?the credit score that is not so good any longer.? It is not because we are not making our payments, but because of the poor choice we made with the debt settlement company.? Please consider this loan.? We do make our loan payments, house payments, and credit card payments.? We just want to finally have everything paid off with these companies.? Please review?the existing Prosper loan that is in good standing.? ?????????????????????????????????? Monthly net income: $ 3200.? This is my income only.? It does not include my husbands income of $4600.

Monthly expenses: $
??Housing: $ 835, which my husband pays out of his check.
? Insurance: $?65
??Car expenses: $ 239
??Utilities: $ 130
??Phone, cable, internet: $?225
??Food, entertainment: $ 400 for a family of 5
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 400, which will be paid off with the loan.
??Orthodontia Monthly:? $340, which will be paid off with the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	5 / 6	Employment status:	Self-employed
Now delinquent:	6	Total credit lines:	19	Length of status:	3y 9m
Amount delinquent:	$19,684	Revolving credit balance:	$22,851	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	vibrant-reward	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Use permit Submital documents
Purpose of loan:
This loan will be used to hire the architect and surveyor to prepare documents for submital to the city to obtain a use permit to renovate property that I hold a 75% interest in.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$218.68

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1991	Debt/Income ratio:	55%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	15 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	76	Length of status:	5y 11m
Amount delinquent:	$788	Revolving credit balance:	$121,186	Occupation:	Other
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kAtomi	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	25 ( 100% )	600-620 (Latest)
Principal borrowed:	$33,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008) 640-660 (Sep-2007) 640-660 (Apr-2007)
Principal balance:	$10,758.43	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Business Expansion
Purpose of loan: I need this loan to expand my business and also to ease pressure on my current operating capital.? I have single handedly funded my business to date through my line of credit loans.Slow accounts receivables is putting undue cash flow?pressure on my business. So this loan is essentially going to serve as a buffer until my slow account receivables begin to trikle in.(explain what you will be using this loan for)

My financial situation: I'm a good candidate for this loan because, l?have never been late in paying my loans in the past.My credit report speaks for itself.I'm in the business of providing healthcare services to the elderly and the disabled. This line of business will only grow due to the baby boomers retiring so fast.?This is my?third Prosper loan?request. My first loan of $12K was paid off with only 9 installment payments . Those who bid on my loan in the past will attest to this fact. This loan in the same way, will be paid off in less than a year. I'm able to pay off my loans in record time, because the loan is not serving as my operating capital, so once my account receivables begin to arrive l use it to pay my loan.??(explain why you are a good candidate for paying back this loan)

My monthly budget:6500
Mortgage/rent: $685
Insurance: $400
Car expenses: $700
Utilities: $200
Phone, cable, internet: $200
Food, entertainment: $400
Clothing, household expenses $200
Credit cards and other loan payments: $600
Other expenses: $200
---------------------------------------
Total monthly expenses: $3885.00
? The remaining money will help pay off my Prosper loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.47%	Starting borrower rate/APR:	29.47% / 31.84%	Starting monthly payment:	$421.62

Auction yield range:	11.27% - 28.47%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1993	Debt/Income ratio:	28%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,660	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Red4Golf	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 92% )	700-720 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 8% )	640-660 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Aviation Business Start Up Funding
Purpose of loan:
This loan will be used to?
Provide funding for the creation of an aviation management company in Olympia Washington
My financial situation:
I am a good candidate for this loan because?
I have a decent cash reserve from my recent deployment to Iraq. I have the knowledge and experiance managing people and millions of dollars worth of equipment and the drive to do what it takes to stay in the black both with the business as well as personally.

Monthly net income: $
$2800.00

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Utilities: $ 75?
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1992	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	32	Length of status:	0y 2m
Amount delinquent:	$521	Revolving credit balance:	$14,118	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	capecodgirl	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
To help myself get back on my feet, I'm not looking to be bailed out.

My financial situation:

I am a good candidate for this loan as I have been, and still am, a very responsible person.??

I worked and lived in Boston for many years with a great company, making?good money.? When my husband and I separated, I wanted to move closer to my family, it took about a year to?buy a house,?but then?moved back to Cape Cod; which is a good hour and?15 minute drive without traffic; with traffic it can take anywhere from an hour and a?1/2 to over 2 hours to get to Boston.? I didn?t want to leave my job so I commuted for about 3 years or so, an average commute for me was 4 hours per day.? I tried all the commuting options, driving, train, bus, etc. but it?didn't matter.? I started looking for a job closer to home, it took almost another year before I found something.? I accepted an offer from a mortgage company for almost $30,000/year less than what I was making, but at least I wouldn?t be commuting anymore.? Less than a year later, I was laid off, due to the mortgage industry.? ? I collected unemployment for about another 6 months, all the while, looking frantically for another job.? I was able to make some money on the side helping out a friend?doing his books for his company; and another friend gave me a temporary job at her company, but?only for a few months.????

I couldn't keep up with my mortgage payments.??I was?lucky enough to find a great family to rent my house.? I?moved to my mother?s?for six months, until I was able to rent a house with a friend of mine and her daughter.???

Almost a year after being laid off, I was hired by Education, Inc.; part-time at first, and eventually?full-time.? However, I would be laid off again once the summer came because this company works on a school year calendar.? I knew the money I would get from unemployment wouldn?t be enough for my bills.? So, I started looking again, and it wasn?t until the beginning of June that I was hired by my current job at Advanced Audiology.?? I love this job and am so grateful to have it, but yet again, not everything is as rosy as it seems.? This job is only 30 hours per week; and even though it?s $1.00 more per hour than what I was making at Education, Inc., I am not making any more money because I lost 10 hours per week.? I knew this when I accepted their offer, but I knew it would be better than unemployment.? I have since been looking for a second job to supplement my first.????

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	28.49%	Starting borrower rate/APR:	29.49% / 31.86%	Starting monthly payment:	$73.80

Auction yield range:	8.27% - 28.49%	Estimated loss impact:	9.19%
Lender servicing fee:	1.00%	Estimated return:	19.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1992	Debt/Income ratio:	11%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	10	Length of status:	0y 11m
Amount delinquent:	$3,209	Revolving credit balance:	$2,918	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	leverage-hammock	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
790 Credit Score, Zero Lates
Purpose of loan:
This loan will be used to put towards some working capital to further promote the selling of my U.S. patent protected ?Ultimate Golf Tool? (Patent # 7535985) shown in detail in the enclosed picture.? The tool itself is one of the most innovative golf products in the industry.??My tool features 8 distinct functions in 1 tool, comes in either gold or silver color and?the detachable ball market can be designed with either a corporate logo, monogrammed with a person?s initials or just a plain generic ball marker.?Currently the tool is being sold to well known green grass shops such as the Breakers in Palm Beach and Doral Golf Resort and Spa, was featured in Business Week magazine as well as Advantages magazine, and has also been see in Norm Thompson catalog.? This loan will give me cash flow needed to create the necessary push to enable me to attract a national sales force of independent sales representatives that will target three distinct sales channels: Advertising Specialty market, catalogue retailers and golf pro shop retailers. The recruitment of these sales reps will cost a total of $ 800 (will be using Golfrepconnect.com, golfsurfin.com and usgolfjobs.com), while the remaining $ 950 will go towards various mailings?and reserve capital to handle payments while things have a chance to continue to blossom.
My financial situation:
I am an EXCELLENT candidate for this loan because over the past 10 years plus, I have never been late with a payment on any of my trade accounts.? All in all I only take on debt that I can handle.? I see that I have an HR rating due to a ?delinquent account?, and have done the necessary research to find out what happened.It turns out that an MRI I had done a few months ago was never paid by my insurance, and now they are trying to hit me with the bill.I have started an appeal on this, but I am confident that it will be corrected within 30 days.Otherwise, I have built an impeccable record since the early 1990?s and I would not look to sabotage that for a $ 1,500 loan.? I would be more than happy to furnish anyone with a full credit report as well as a sample of my golf tool.? In regard to this particular loan, I have already calculated all of my numbers and this loan payment will not affect my current life style at all should I need to pay it back from my job earnings, rather than through the actual business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$143.77

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1999	Debt/Income ratio:	32%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,355	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	2
Screen name:	kytilidie	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (May-2009) 660-680 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?payoff credit card debt.

My financial situation:
I am currently serving in the United States Air Force. I have been enlisted for the past 6 years as an intelligence analyst. My job requires a Top Secret clearance to perform my daily duties. I am trusted with sensitive material to protect the well being of my country.I I will take the same?responsibility?with those who help contribute to my loan. I am a?Staff Sergeant E-5 which?is my rank/paygrade. I am a newlywed and just celebrated my first anniversary in July. I have a daughter who is?4 months old.?? I am current on all of my debt obligations and this is something that I take very seriously since it is a requirement of my clearance status for my job. I?re-enlisted back?in 2006 for 6 years. My contract agreement expires in Feb 2012. I am a lifer and plan to serve?for 25 years. My contract also includes a monetary bonus of $1650/annually, which I recieve every July.?I thank you for viewing my listing and thank all who contribute in advance. If you have any questions or concerns, or need additional information, feel free to ask. I will respond at my earliest convience.

Monthly net income: $ 4167/month

Monthly expenses: $ 2505/month
??Housing: $?920/month
??Insurance: $ 160/month
??Car expenses: $ 500/month
??Utilities: $ 0
??Phone, cable, internet: $?125/month
??Food, entertainment: $ 200/month
??Clothing, household expenses $ 200/month
??Credit cards and other loans: $ 300/month
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$907.20

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$97,118	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	velocity-guardian6	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
investment property
Purpose of loan:
This loan will be used to?pay off a private loan to a relative. We purchased an investment property together last year. Her husband recently lost his job and she has asked if I would "buy her out". The full amount will be used to pay back her portion of the investment.

My financial situation:
I am a good candidate for this loan because...I am currently a real estate professional and investor. I have purchased and flipped 2 properties last year that totaled $128,500. I also own 4 rental properties with $2905 in monthly rents. My average annual commission has been $90,000 over the past 3 years. I have sufficient income to pay back this loan. My bank (Bank of America) will not give me a HELOC on the property that I own outright because I already have HELOC's on 2 other properties.

My credit and my name are critical to continuing my real estate investment career. I have owned a home since 1997 and I have never been late a single time. I have sufficient monthly income to pay this loan and to continue paying my other monthly commitments.

I appreciate your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.42%	Starting borrower rate/APR:	32.42% / 34.83%	Starting monthly payment:	$525.45

Auction yield range:	11.27% - 31.42%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1980	Debt/Income ratio:	50%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,328	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	zoegirl82	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	720-740 (Latest)
Principal borrowed:	$13,500.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008) 680-700 (May-2007) 680-700 (Feb-2007)
Principal balance:	$4,435.69	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off high interest cards!
Purpose of loan:
I am going to use this to pay off a high interest loan that I received several years ago. I lost my job and had to take?a big pay cut. I ended up getting into a credit counseling program to afford my bills. After 7? years in that, I almost had everything paid off. But, I wanted to try to get out to start improving my credit, so I took this high interest loan. I recently lost another job, and took my retirement money out to pay off my debt. It paid it all off except this one.?I was foolish with credit cards in my twenties, and I'm finally getting out of this hole I put myself in. At the rate I'm going, it will take me 10 years to pay it off and cost me tens of thousands of dollars.

My financial situation:
I have never defaulted on a loan. I believe my bills are my responsibility. I was in way over my head with credit card debt, but never considered filing bankruptcy or settling. I feel very strongly about paying my debts that I was foolish enough to create when I was young and stupid.

Monthly net income: $2150

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 54 ?
??Car expenses: $ 75?
??Utilities: $ 0
??Phone, cable, internet: $ 54
??Food, entertainment: $ 150
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 474
??Other expenses: $ 260 (tithes)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.24%	Starting borrower rate/APR:	11.24% / 13.36%	Starting monthly payment:	$98.56

Auction yield range:	4.27% - 10.24%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2006	Debt/Income ratio:	14%
Credit score:	740-760 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,334	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	idol225	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
I would like to consolidate two credit cards and the remainder of my vehicle loan into one payment.

My financial situation:
I have an excellent credit history. I have never missed or been late on a payment on any of my accounts. I have?an extra $500.00?per month after budgeting living expenses. Getting this loan would increase my cushion by another $300.00 per month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$155.06

Auction yield range:	11.27% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2006	Debt/Income ratio:	48%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 6	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$445	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	MsLovie04	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In need of new car
Purpose of loan:
This loan will be used to purchase a used vehicle in great condition. In May I was involved in an accident. Someone rear ended my car. It resulted in a total loss. Work is down the road so I had no need for a car during the summer. Now that school is starting I am going to need a car.

My financial situation:
I am a good candidate for this loan because I pay my bills on time. If given this loan I won't have any trouble paying it back.

Monthly net income: $ 800

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ The payments made towards this loan.
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1989	Debt/Income ratio:	21%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	15y 5m
Amount delinquent:	$0	Revolving credit balance:	$81,980	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	honorable-market	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation and Loss on Sale
Purpose of loan:
This loan will be used to cover the deficit created as a?result of a loss on the sale of our home.? I?recently relocated from Arizona to Illinois as a result of a company initiated relocation in June?and I am forced to sell my home in Arizona at a considerable loss.? I need the $10,000?to cover the deficit, payoff my existing mortgage and release the title.? We have since purchased a home in IL and are in a much stronger equity position here.?

My financial situation:
I am a good candidate for this loan because?I have a solid job with a strong?employer in a growth industry and an income that has increased steadily throughout my career.? I have been employed with the same company for more than 15 years and?do not have any intentions of working for any other?company.? I will retire from this?company!? I take great pride in providing for my family and take this responsibility seriously.? I am current on all my obligations and regret that my family and I are in this situation.? However, I am?confident about the future,?my?income earning potential and my ability to repay this loan.?

Monthly net income: $ 14,000 (this does not include an annual bonus)

Monthly expenses: $
??Housing: $ 1,803
??Car expenses: $ 698?
??Utilities: $ 150
??Phone, cable, internet: $ 175?
? Other expenses: $ 4,500

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.52%	Starting borrower rate/APR:	12.52% / 14.66%	Starting monthly payment:	$334.63

Auction yield range:	3.27% - 11.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	10.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1964	Debt/Income ratio:	22%
Credit score:	880-900 (Aug-2009)	Current / open credit lines:	22 / 18	Employment status:	Retired
Now delinquent:	0	Total credit lines:	40	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,563	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	versatile-transparency	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rapidly growing business needs
Purpose of loan:
This loan?is to fund the growth of our company, Money Mastery For Life.? We have a great product?that is needed badly right now.? We need working capital to fund a marketing campaign.? The?partners have already contributed $650,000.? We are now putting another $50,000 for?purchase of ads on the?Internet.??I am putting up a total of $25,000.? This $10,000 is part of that total.? We have already tested our marketing program and determined that for each $1 of ads that we place we generate a total of $5 in revenues.? So this investment will generate $250,000 of revenues and $100,000 of profits.? We plan to reinvest the profits and thus grow the company exponentially.

My financial situation:
Making these small monthly payments is no problem for me because I have over $10,000 a month in residual income available for my living expenses and I only have about $3,000 a month of fixed expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419416
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1996	Debt/Income ratio:	20%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$60,175	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tough-compassion	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to purchase car for son
Purpose of loan:
Our son will be a junior in high school and is on the basketball team. We'd like to be able to find and purchase a reliable used car for him to get to early morning weight-lifting and school. He has saved nearly $800 from umpiring over the summer that we planned to use as well. My wife and I both work and use the other cars and our daughter uses her car for college and work. We cannot?get good deals at car dealers due to our debt ratio.?

My financial situation:
I am a good candidate for this loan because I have never, ever missed any payment of any kind. I'm have worked in the same industry for 35 years with the same organization for 15 years. My job is stable. Yes, I have debt, but I always?honor my payment commitments.?

Monthly net income: $ 7,000

Monthly expenses: $
??Housing: $ $2,595
??Insurance: $ 400
??Car expenses: $ 600?
??Utilities: $ 600
??Phone, cable, internet: $?200
??Food, entertainment: $ 600
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 1,500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419422
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.15%	Starting borrower rate/APR:	22.15% / 24.42%	Starting monthly payment:	$191.34

Auction yield range:	8.27% - 21.15%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2004	Debt/Income ratio:	15%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,884	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	FDIC7164	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 640-660 (Jun-2008)
Principal balance:	$3,673.51	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Risk-Free Financing
Purpose of loan:
This loan will be used to pay off a high-rate credit card balance.?

My financial situation:
I am a good candidate for this loan because there is no risk involved.? After living on my own for three years in Washington DC, I have moved in with my mother back in Philadelphia. Obviously, someone in his mid-20s would not want to move back home, but I'm doing so to further eliminate my cost of living expenses because I am 100% committed to getting out from under my debt as soon as possible.? My annual salary is over $75k a year, and once I move home where I can live rent-free and expense-free, I can direct nearly 100% of my income towards paying off this debt as soon as possible.?

Update:? After getting my first loan funded a year ago, I have moved back home and made a significant reduction in my debt (hence the 20 point improvement in credit score).? I have one active listing that has never been late, since I use the autopayment feature, which I will use with this loan.? With this final listing, I can fully pay off my high-rate cards and focus fully on repaying Prosper.? Again, the debt WILL be paid off.? Will YOU get the interest, or will the credit card companies?? I regularly check my credit score, and it is currently 707.? No idea why my rating on here is so low.

Monthly net income: $ 3665.14 (I am paid $1832.57 bi-weekly, so 2 months a year I make $5,497.71)

Monthly expenses: $ 730.00 maximum
??Housing: $ 0 (no rent)
??Insurance: $ 0 (all insurance expenses are deducted from my paycheck)
??Car expenses: $ 0 (i don't own a car)
??Utilities: $ 0 (again, living at home)
??Phone, cable, internet: $ 0 (not charged anything)
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 350
??Other expenses: $ 100 (incidentals)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.07%	Starting borrower rate/APR:	18.07% / 20.28%	Starting monthly payment:	$868.50

Auction yield range:	6.27% - 17.07%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1992	Debt/Income ratio:	48%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	16y 1m
Amount delinquent:	$0	Revolving credit balance:	$419,955	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	engaging-fund	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off high credit card debt that is not allowing me to pay down the principle balance.? I accumulated high credit card balances during my wifes pregnancy as she was out of work and the bills piled up. Now, she is working full-time and earning a competitive salary.

My financial situation:
I am a good candidate for this loan because:
My 760+ credit score shows you how serious I am about my credit. I have been with my company for over 16 years. My company has had no layoffs and continue to post solid earnings despite the bad economy
My wife just started a new job making a very competitive salary I have not been late on a single payment yet, even while making payments at extremely high interest rates.
My parents and brother have offered to lend me the cash to pay off these high interest credit cards, however, I have declined as I want to use them as a last resort.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$217.77

Auction yield range:	17.27% - 31.00%	Estimated loss impact:	26.82%
Lender servicing fee:	1.00%	Estimated return:	4.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1996	Debt/Income ratio:	11%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	27	Length of status:	5y 6m
Amount delinquent:	$2,107	Revolving credit balance:	$1,043	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	4
Screen name:	lgeuther	Borrower's state:	Illinois	Borrower's group:	Debt Consolidators Unite!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,999.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 540-560 (Jan-2007) 520-540 (Oct-2006) 520-540 (Sep-2006)
Principal balance:	$504.85	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
putting new roof on house
Hello everyone,
This would be my second loan from prosper, the first will be paid off with this one, My credit score has improved by more than 100 points since my last loan. I have not been late on the first loan and I have not been late on any of my bills for over 3 years. I also have a very low debt to income ratio. I have also been promoted since my last loan and my income has increased. This loan will help put a new roof on our home. I am hoping that you all will believe in me a second time and help me out with a loan, I promise you will not regret it. Thanks again
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$104.00

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	14%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$290	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	luke101	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation loan needed
Purpose of loan:
This loan will be used to?
payoff debt

My financial situation:
I am a good candidate for this loan because?
I want to get my debt paid off
Household?net income: $ 63000 per year

Household Monthly expenses: $
??Housing: $ 1012
??Mortgage Insurance: $ 12
??Car expenses and insurance: $630
??Utilities: $?300
??Phone, cable, internet: $ 97
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 270
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1991	Debt/Income ratio:	41%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	85	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$72,544	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	bmuctd11	Borrower's state:	Louisiana	Borrower's group:	Professors
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	680-700 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Start New Business
Purpose of loan:
This loan will be used to? for start up costs.? I know this is not the best economic climate to start a new business, but it is in an area that I am an expert.? I am a marketing professor and the business is print advertising.

My financial situation:
I am a good candidate for this loan because? I have been employed?continuously in the same?profession for 10 + years.

Monthly net income: $ 8000 household

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 100
??Car expenses: $ 1200
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 3000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1998	Debt/Income ratio:	145%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$44,435	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worthy-duty	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to consilidate all of our credit cards into one payment.

My financial situation:
I am a good candidate for this loan because me and my husband both have great jobs and make a descent income annually. We previosly made bad decisions whenit came to credit cards, and want to get out of it in the best way possible. We both believe that a debt consilidation loan will help us to in out path of getting rid of the credit card debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,425.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$109.70

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1963	Debt/Income ratio:	119%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	19y 1m
Amount delinquent:	$0	Revolving credit balance:	$28,734	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	kindness-keeper	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Grandaughter With College
Purpose of loan:
This loan will be used to help my grandaughter with some college expenses.

My financial situation:
I am a good candidate for this loan because I have never been late or had any delinquent payments.? I have a?solid credit history and I take my finances seriously.? In addition, I have had a good solid job as a registered nurse and I also currently ?teach classes to certify LPN's.? I have been in my home for the past 40 years, and I own my home free and clear of any mortgage.? I live out in the country on our family farm, and I also own several thousand acres of farmland.?

I would like to take a loan out with Prosper to help my oldest grandaughter with her college expenses.? She is the first grandaughter to attend college, and I am very proud of her as she has worked very hard.? She would like to become a physical therapist, and she is needing some assistance with some extra expenses with school, ie., books, room and board, etc.?

Thank you Prosper for helping me help my grandaughter.?

Monthly net income: $ 2800

Monthly expenses: $ 1170
??Housing: $ 0? No?Mortgage?Payment
??Insurance: $ 40
??Car expenses: $200
??Utilities: $?55
??Phone, cable, internet: $ 25
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 650
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1984	Debt/Income ratio:	7%
Credit score:	720-740 (Aug-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,028	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	smart-reward3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Kitchen cabinets & Tile
Purpose of loan:
This loan will be used to?
Remodel my kitchen!? We've lived in our townhome for over 12+ yrs and it is time to remodel the kitchen.? We've already done the 3 bathrooms and removed carpeting in the lower level and installed hardwoord flooring.? And we've remodeled the laundry room as well.? We plan on "re-designing" the format of the kitchen slightly to allow for more kitchen floor space as well as to add additional cabinets.? I would really rather not touch my 401K savings and prefer?a personal loan for the extra funds we need to complete this project.
My financial situation:
I am a good candidate for this loan because?
I have complete security in my current job even though the?economy is as it is.? I've actually been with this company since 1989?and left briefly to try another career?only to find I missed what I was doing!? I've been in this business since the young age of only 21 so I have 29 yrs experience?and would not have any trouble getting work if I did have to look for another job.?? Also, my husband heads up an IT dept at a major law firm in Chicago?and we have his salary as well to count on.

Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2001	Debt/Income ratio:	14%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$424	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	8%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	3
Screen name:	no9681	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$1,548.59	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Computer certification
Purpose of loan: This loan will be used to pay off an existing Prosper loan and to get my A+ and Security+ certifications in computers.

My financial situation:
I am?27 years old and I am trying to get a loan to pay off an existing Prosper loan that I took out about 9 months ago, the loan is around $90 dollars a month. The new loan that I am trying for will only be a little more than this one so my monthly expenses sould not really increase too much. I am a good candidate for this loan because?I have solid work history and ?I have a good amount of monthly income with a secure job that I have been employed with for a little over?7 years. My credit is?an E because?when I was younger 18 or 19 I didn't make good choices with my credit but that was a lesson to me that I have long ago learned and I am more resposible now.?The only loans I have are a car loan, cell phone? and none of these accounts are past due. I pay my all of my bills on time and never miss a payment.

ly net income: $ 3200

Monthly expenses: $?1472
Housing $350

Insurance: $172
Car $335
tilities: $ 200??
Phone, cable, internet: $125???
Food, entertainment: $200???
Prosper $90
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.77%	Starting borrower rate/APR:	23.77% / 27.64%	Starting monthly payment:	$39.11

Auction yield range:	8.27% - 22.77%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2004	Debt/Income ratio:	11%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,291	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dollar-rotation	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fill Time Student/Waitress Debt Con
Purpose of loan:
This loan would be used to pay a few bills I am behind on, and potentially put down a security deposit for an apartment during my last semester in college.

My financial situation:
I am a good candidate for this loan because I do not have a single late or missed payment in my credit report. I have a majority of my student loans as well as my car loan under my name only, without a cosigner. I have worked since I was 18 on building my credit and being responsible with my expenses.

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 85
??Car expenses: $ 305
??Utilities: $ 0
??Phone, cable, internet: $ 75?
??Food, entertainment: $ 200
??Credit cards and other loans: $?50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$82.16

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2002	Debt/Income ratio:	23%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	15	Length of status:	1y 7m
Amount delinquent:	$630	Revolving credit balance:	$2,338	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	45cali	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
School books, and supplies

This loan will be used to buy school books, and supplies

My financial situation:
I have already paid off one Prosper loan that I took out to handle school supplies and tuition and this loan is for the same.
Oh, monthly income went up since last time (got a raise) but everything is pretty much the same as last time.

Also, my credit rating looks like it may have gone down, but my paid off loan from Prosper has not posted yet to Experian.
Monthly net income: $ 2900

Monthly expenses: $ 985
??Housing: $300
??Insurance: $75
??Car expenses: $280
??Utilities: $30
? Food, entertainment: $100
??Clothing, household expenses $50
??Credit cards and other loans: $50
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$277.32

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1998	Debt/Income ratio:	20%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,959	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ebb114	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt
Purpose of loan:
This loan will be used to consolidate?my outstanding debt into one?monthly payment and?extinguish my credit card debts.?

My financial situation:
I am a good candidate for this loan because I have stable employment and will be using the proceeds from this loan to put myself in a better financial postion.

Monthly net income: $ 4,400

Monthly expenses: $
??Housing: $?1,100
??Insurance: $ 180
??Car expenses: $ 450?
??Utilities: $ 110
??Phone, cable, internet: $ 200?
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 400
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$319.52

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1993	Debt/Income ratio:	47%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	12y 6m
Amount delinquent:	$0	Revolving credit balance:	$43,567	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bright-camaraderi	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For improvements to our inves. prop
Purpose of loan:
This loan will be used to? we own a few investment properties and are making improvements to one imparticular so that we can sale it at a marketable and quick sale price - we do not have a mortgage on this property - so after making a few improvements we can sale it and take the money to pay off our credit card debt and invest in another property.

My financial situation:
I am a good candidate for this loan because? we pay our bills on time - we have had good success in our rentals and buying and selling - the market has been slow lately so we are going to improve a property we own free and clear and sale it to pay off debt and assist us in getting our next property so we do not turn to credit card debts or a huge consolidation loan.? We have done real estate investing for several years now and have remained steadfast even in a down market and are certain we can continue our success and really appreciate a program like this one.

Monthly net income: $ 9800.00

Monthly expenses: $?5100.00
??Housing: $ 1100.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.15%	Starting borrower rate/APR:	21.15% / 23.66%	Starting monthly payment:	$56.63

Auction yield range:	8.27% - 20.15%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1989	Debt/Income ratio:	52%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$26,613	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	investment-dessert	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Tuition
Purpose of loan:
This loan will be used to pay for the tuition of a certificate add on program to NC State University.

My financial situation:
I am a good candidate for this loan because I can repay the loan fairly quickly. I am honest. I work 12 months. I really need these funds.

Monthly net income: 3800

Monthly expenses: $
??Housing: $ 1299
??Insurance: $ 122
??Car expenses: $ 100
??Utilities: $ 200
??Phone, cable, internet: $ 400
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	46	Length of status:	5y 10m
Amount delinquent:	$2,368	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	transparency-caballero	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
equipment loan
Purpose of loan:
I currently run a small business consulting company, where I help small businesses improve their?operations in this challenging business environment. I consult on projects relating to turnaround situations, financial analysis, marketing, revenue generation mix, expense reduction, employee training, etc. This loan will be used?to update my business software package so I can more effectively help my clients.??

My financial situation:
I am a good candidate for this loan because I have an MBA from a top program and have extensive experience running and growing small businesses. My business has very low expenses and a solid client base for new business.

Monthly net income: $ 7000?

Monthly expenses: $
??Housing: $?2000
??Insurance: $ 200
??Car expenses: $ 700
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $?300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	33	Length of status:	0y 6m
Amount delinquent:	$228	Revolving credit balance:	$6,600	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	JenTen13	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Leap of Faith
This loan will be used to? Help cover monthly expenses until my new career takes off.

Purpose of loan:

February 2009, at a time when most people were doing everything they could to hold on to a job? I walked away from my VP of Marketing and Communications position. The last 10 years of my life have been marked with tremendous growth, and it was time to move on towards my true purpose in life. I?ve overcome tremendous adversity in my life including severe abuse and an addiction to meth that lasted for almost 15 years. (My full bio is on my Website www.WheelOffTheWagon.com) I am honored to be a co-author in the best selling series ?Wake Up?Live the Life You Love: Bouncing Back with Brian Tracy, Dr. Wayne Dyer, and several other inspiring authors. This book comes out in September 2009 and is the first step in getting my story out to the world. I am working on my memoir, and starting up a speaking/training business to help women and youth. I spent the last 4 years teaching change at major organizations and want to bring that message to a new audience. I currently volunteer at a domestic violence shelter and I will be speaking to a group of women weekly at a drug treatment program in my area.

I?ve been called to step out of my comfort zone and take a leap of faith. I?m so blessed to have a family that supports me, and my two beautiful, strong daughters are who keep pushing me to continue on with this dream. They see how far we have come and because of this, they also see a prosperous future.? This listing is being posted knowing that someone has been called to help me on this journey. We all have a purpose in life and this is mine.

God Bless and Much Love.

My financial situation:
I have a credit score of 705 with NO late payments on any of my accounts. I just pulled my credit last week and have no idea why I'm being listed as a high risk.
I am a good candidate for this loan because?I have money coming in and a strong credit history with no late payments

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 3000
??Insurance: $ 200
??Car expenses: $ 1400
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1995	Debt/Income ratio:	34%
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	2y 1m
Amount delinquent:	$61	Revolving credit balance:	$1,423	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	msmalibu1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Debt
Purpose of loan:
This loan will be used to?
consolidate my credit cards????
My financial situation:
I am a good candidate for this loan because?
I have been paying my cards on time, but I would like for?it to be just one payment a month instead of 5 different times a?month.?
Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 718.00
??Insurance: $ 75.00
??Car expenses: $ 400
??Utilities: $
??Phone, cable, internet: $ 130?
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.07%	Starting borrower rate/APR:	16.07% / 18.25%	Starting monthly payment:	$59.83

Auction yield range:	6.27% - 15.07%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1986	Debt/Income ratio:	23%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,415	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MrSpock	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-720 (Jun-2007)
Principal balance:	$1,768.02	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Driveway
Purpose of loan:
Our home is currently up for sale, back in December 2008 we had a water main break right in front of our home, which caused our driveway to sink.
Since this happened the city has only fixed the apron and we have a claim in for the rest to be repaired, unfortunately as of July 14th 2009 we have to wait an additional
90 days for an answer.? The city in which we live requires are driveway to be perfect before selling.? This sink is causing potential buyers to walk away.? We have some money put aside for this project but are in need of the balance, which we are applying for. I had to withdraw my listing because I under estimated the amount we needed. I pray the lenders will reconsider and still fund us.? Thank you.

My financial situation:
I am a good candidate for this loan because my income is a fixed income that is guaranteed. Our current loan is in excellent standing with what I consider a small balance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$65.53

Auction yield range:	4.27% - 17.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1996	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	32	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$41,204	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	57%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stable-diversification	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
Hello! First of all thanks for taking the time to look at my listing. I am trying?to get this loan so that I can help my son pay for?his college this semester. I only need?a loan for one semester because after this his scholarships will be available and those will cover his college expenses. My son is?a bright?young man and like all parents I wish to see him do well. He needs this money to help pay off his tuition and pay for books. He is going to school to be a Math teacher, at least that's what he's planning on for now :) I should be able to pay off this?loan in its entirety in?about 3 months.?My husband and I are remodeling a house at this time so that's where a lot of our money goes. It will be finished in a couple of months and we already have buyers interested in it, so as soon as?it is finished and sold?I plan on paying off this loan. In the meantime I will?have no problem paying the monthly amount. I may not make a lot of money but my husband is a tile setter and he makes?enough to make up for?me. We just don't?have this much saved up?at this time.?My?husband and?I still have plenty left?for another monthly payment, and my son said he would even pay on it if needed. I have an excellent credit score and?I?never have late payments. My?payments are always?on time and I have never had a complaint from anywhere. Please help me assist my son in continuing his education. Thank?you very much!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,650.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.65%	Starting borrower rate/APR:	26.65% / 28.98%	Starting monthly payment:	$635.98

Auction yield range:	8.27% - 25.65%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	83%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,237	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ftcb07	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	760-780 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	800-820 (Jul-2008)
Principal balance:	$9,348.87	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Finish my Basement
I will use part of the proceeds from this loan to pay off my current Prosper loan and hopefully lower my interest rate.? The remaining proceeds will be used to finish my basement.

I am a great candidate for this loan because?I pay my bills on time and have an?excellent credit history. I have never been late on any of my bills or missed a payment. My current loan with Prosper is current and I have never missed a payment or been late. I can definitely?make the monthly payments to repay this loan?without any problem. I figure why not pay Prosper back ?instead of the bank. Thank you for taking the time to read my posting and considering me for loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1982	Debt/Income ratio:	55%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,009	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ByeByeDebt2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Birth of first child
Purpose of loan:
This loan will be used?to consolidate my debt by paying of my credit cards and my student loan.? I have a baby that will be due around April 2010 and I want to pay off all my debt to start saving for a house for my family

My financial situation:
I am a good candidate for this loan because I always pay my bills on time even though I?my debt to income ratio is higher than normal.? I make good money and by consolidating my credit cards and student loan into one payment will save me more money.

Monthly net income: $ $5,000????

Monthly expenses: $
??Housing: $ 0
??Insurance: $305
??Car expenses: $?1000
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $0
??Credit cards and other loans: $?13000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$342.47

Auction yield range:	17.27% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-2002	Debt/Income ratio:	25%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	13 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	0y 9m
Amount delinquent:	$804	Revolving credit balance:	$13,399	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	SqueezeTheNeedy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation - Credit Cards
This loan will be used to consolidate my short term credit card debt. I have 2 credit cards-on one is short term costs related to saving a cat ($2K), books/supplies for my gf for her school ($3K), and the rest is misc costs associated with necessities. The other was a single purchase of a flat screen TV & entertainment center that I had purchased in 07.

I graduated college from Pepperdine University in 06 with a degree in International Business & Finance. I landed a job at a Real Estate Finance company where I oversaw $2 billion dollars worth of investments as part of a venture capital investment team. As the market came to a standstill, I felt my job was in jeopardy. I was able to land a job as a financial analyst for the largest post production media company in the world in Nov of 08. The company works on 1 in 4 TV shows & 1 in 5 movies. I feel my job is safe and secure due to the fact that people turn to media as an escape in recessions & because our company is still hiring.

I am a good candidate for this loan because I am highly motivated to make money. My new job gave me an additional $22K pay increase. I live with 3 other people and share all the costs. I currently have 20 loans I am invested in on Prosper. I have been paying down my debt ~$1.5K to $2K a month.

Their may be several questions regarding delinquencies and or unpaid debts on my credit report. There is one account with T Mobile regarding a cell phone account with them. This is a fraudulent account that I have been fighting for 5 years. I have records to prove I have been with Cingular/AT&T for over 8 years. The other late payments that may be on my record was due to my gf's bank having issues submitting payments to Honda for a leased Civic in my name. In 3 years her and I have paid off 60 percent of the total car. Inquires into my credit score were due to us looking to get a loan to finance the remaining balance of the car, but due to the current economic environment we were unable to do so. I received an additional year on the lease. This shows you I have had great standing payment history with them for over 3 years. I may also have a lower credit allowance to overall current balances due to closing 5-6 store credit cards that had zero balances. This may affect my overall ratio due to my balances on the two cards I am looking to consolidate. The last item I have is that my overall debt to income ratio is much higher due to my education student loans. I currently have 2 consolidated loans. One is $3.5K and has 0% as long as I pay $86/month. The other is $14.2K and is $132/month.

Monthly Net Income: $4,700

Monthly expenses: ~$ 2,600
Housing: Rent $750
Insurance: $200
Utilities: $220
Food, entertainment: $500 (Groceries-$250, Entertainment-$250)
Clothing, household expenses $200
Credit cards and other loans: $218
Other expenses: $300/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Aug-2009)	Current / open credit lines:	16 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$58,434	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	coin-maniac6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase existing 20 year old biz
Purpose of loan:
This loan will be used to?
Purchase of a 20 yr old business that sells car chemicals to dealership...2008 Gross income of $148,000 and 2009 Gross Income projections $168,000. My wife's family owns 12 car dealerships, so I will be able to increase sales and grow business fairly quickly.
My financial situation:
I am a good candidate for this loan because?
Honest,ethical, and ?hard working person.

Monthly net income: $
3000.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 75.00
??Car expenses: $ 365.00
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 3000
??Other expenses: $ 0
Information in the Description is not verified.